Dreyfus

New York Tax Exempt

Bond Fund, Inc.

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus New York Tax Exempt Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Bond Fund, Inc. covering the 12-month period from June 1, 1999 through May 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to erosion of municipal bond prices

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New York Tax Exempt Bond Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus New York Tax Exempt Bond Fund, Inc. perform during the period?

For the 12-month reporting period ended May 31, 2000, Dreyfus New York Tax Exempt Bond Fund, Inc. achieved a total return of -2.44%.(1) In comparison, the fund' s peer group, as measured by the Lipper New York Municipal Debt Funds category average, achieved a -3.32% total return for the same period.(2)

We attribute the fund's negative return to a difficult investment environment. More specifically, the fund was adversely affected by higher interest rates when the Federal Reserve Board (the "Fed") tightened monetary policy six times during the reporting period in an attempt to relieve inflationary pressures.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of federal and New York state tax-exempt income as is practical from a diversified portfolio of municipal bonds. We also seek a competitive total return, which includes both income and
changes    in    share    price.

To achieve these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also use computer models to evaluate the likely performance of the bonds under various market scenarios, including a 0.25 percentage point rise and a
0.50 percentage point decline in interest rates. When we find securities that we believe potentially will provide participation when the market rises and some protection against declines, we tend to hold them for the long term. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

The fund was influenced by changing market conditions over the past year. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, most of 1999 and the two months following the first quarter of 2000 saw more difficult investment environments.

When the reporting period began on June 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to ease these pressures, the Fed raised short-term interest rates six times during the reporting period, causing most bond prices to fall, including those of the fund's holdings.

In addition, municipal bond prices fell throughout 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance and mutual fund companies have recently participated less in the tax-exempt bond market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and, therefore,
drove    municipal    bond    prices    down.

During the first few months of 2000, however, issuance of New York municipal bonds declined sharply compared to the same period one year ago. Some New York municipalities that refinanced bond issues during the low interest-rate environment over the past several years are expected to be absent from this year' s municipal bond marketplace. As a result, when compared to other states, we believe that New York bonds are currently trading at attractive levels.


What is the fund's current strategy?

In anticipation of a more difficult market environment, we adopted a defensive stance toward the end of 1999, and we have generally maintained that posture. Accordingly, we reduced the fund's average duration -- a measure of sensitivity to changing interest rates -- to approximately eight years as of May 31, 2000, which is modestly shorter than most other New York tax-exempt bond funds. We achieved this position by increasing the fund's cash component. We intend to redeploy our cash reserves as attractive opportunities in longer term bonds arise.

We focused primarily on bonds from well-known issuers that we believe will have the greatest liquidity in a market dominated by individual investors. These bonds typically featured intermediate-term maturities in the five- to 10-year, 10- to 15-year and 15- to 20-year ranges. This staggered-maturity strategy was designed to provide the flexibility we need to avoid the brunt of potentially lower bond prices as well as to capture higher yields as they become available.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York Tax
Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (2.44)%             4.18%             6.13%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. ON 5/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

MAY 31, 2000

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--95.3%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.3%

Allegany County Industrial Development Agency,

  Civic Facility Revenue

   (Houghton College Civic Facility) 5.25%, 1/15/2018                                         2,750,000                2,390,960

Castle Rest Residential Health Care Facility, Health Care

   Revenue 5.60%, 8/1/2017 (Insured; FHA)                                                     1,700,000                1,647,215

Cohoes Industrial Development Agency, IDR

  (Norlite Corp. Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank) (Prerefunded 5/1/2002)                                                5,000,000  (a)           5,241,700

Erie County Industrial Development Agency, Life Care

  Community Revenue (Episcopal Church Home)

   5.875%, 2/1/2018                                                                          11,000,000                9,128,570

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2039                                                                               3,750,000                2,918,850

Long Island Power Authority, Electric Power and Light

  System Revenue:

      5.125%, 4/1/2012 (Insured; MBIA)                                                        7,000,000                6,699,980

      5.25%, 12/1/2014 (Insured; FSA)                                                        13,000,000               12,384,840

Metropolitan Transportation Authority, Revenue:

  Commuter Facilities, Service Contract

      6%, 7/1/2016 (Insured; FGIC)                                                            9,000,000                9,157,860

   Transit Facilities, Service Contract:

      7.125%, 7/1/2009                                                                        5,000,000                5,257,000

      5.125%, 7/1/2014 (Insured; FSA)                                                           100,000                   93,971

      6.625%, 7/1/2014 (Prerefunded 7/1/2002)                                                 5,950,000  (a)           6,237,920

      4.971%, 7/1/2014 (Insured; FSA)                                                         6,950,000  (b,c)         6,112,038

Monroe County Industrial Development Agency, Revenue

   (DePaul Community Facilities) 5.875%, 2/1/2028                                             1,000,000                  797,400

Municipal Assistance Corporation for City of New York

  Revenue:

      6%, 7/1/2005                                                                           13,000,000               13,485,030

      6.25%, 7/1/2008                                                                        14,455,000               15,323,167

New York City:

   4.69%, 2/1/2002                                                                            7,415,000  (b,c)         7,416,038

   7.50%, 2/1/2003                                                                            3,500,000                3,668,735

   4.89%, 2/1/2003                                                                            7,525,000  (b,c)         7,543,361

   5.20%, 8/1/2003                                                                              170,000                  170,012

   5.19%, 8/1/2003                                                                            4,920,000  (b,c)         4,967,134

   5.30%, 8/1/2004                                                                              170,000                  170,207

   6.375%, 8/1/2004                                                                          16,000,000               16,545,600

   6.50%, 3/15/2005                                                                          13,770,000               14,409,066

   5.45%, 8/1/2005                                                                              160,000                  160,766

   7.50%, 2/1/2006                                                                            2,900,000                3,041,636

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   5.75%, 2/1/2007 (Insured; AMBAC)                                                             305,000                  313,201

   6.90%, 2/1/2007                                                                            6,000,000  (b,c)         6,322,680

   6.25%, 2/15/2007                                                                           2,080,000                2,159,373

   6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                   3,295,000  (a)           3,482,387

   5.10%, Series A 8/1/2008                                                                     120,000                  116,170

   5.10%, Series B 8/1/2008                                                                     130,000                  125,850

   4.634%, Series A 8/1/2008                                                                  4,430,000  (b,c)         4,147,189

   4.634%, Series B 8/1/2008                                                                  7,300,000  (b,c)         6,833,968

   5.75%, 8/15/2008                                                                           5,000,000                5,049,800

   5.20%, 8/1/2009                                                                              120,000                  116,192

   5.375%, 8/1/2009 (Insured; FGIC)                                                           7,000,000                6,999,440

   6.25%, 8/1/2009                                                                            9,845,000               10,215,467

   4.834%, 8/1/2009                                                                           4,220,000  (b,c)         3,952,199

   6.50%, 8/15/2009                                                                          10,125,000               10,798,717

   5.25%, 8/1/2010                                                                              130,000                  125,473

   4.934%, 8/1/2010                                                                           8,105,000  (b,c)         7,540,568

   6.25%, 8/1/2010                                                                            9,400,000                9,753,722

   7%, 10/1/2010 (Prerefunded 10/1/2002)                                                      3,860,000  (a)           4,091,137

   5.50%, 11/15/2010                                                                          1,110,000                1,094,027

   5.478%, 11/15/2010                                                                         5,940,000  (b,c)         5,810,508

   5.25%, 3/15/2011 (Insured; FSA)                                                            8,000,000                7,815,920

   3.65%, 8/1/2011                                                                           18,775,000               18,560,777

   6%, 8/1/2011                                                                               9,750,000                9,934,762

   6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002)                                      3,950,000  (a)           4,115,110

   5.75%, 8/15/2011                                                                           4,025,000                4,032,647

   5.75%, 8/15/2011 (Prerefunded 8/15/2003)                                                   4,845,000  (a)           5,010,844

   5.75%, 2/1/2012                                                                            3,000,000                2,998,470

   5.25%, 3/15/2012 (Insured; FSA)                                                            4,000,000                3,871,640

   6.375%, 8/15/2012                                                                         10,365,000               10,726,531

   5%, 5/15/2013 (Insured; MBIA)                                                              8,010,000                7,476,694

   5.25%, 8/1/2013 (Insured; FSA)                                                            15,000,000               14,372,850

   5.35%, 8/1/2013 (Insured; FGIC)                                                            2,910,000                2,823,398

   5.875%, 8/15/2013                                                                          4,550,000                4,570,111

   7%, 10/1/2013                                                                              5,000,000                5,250,150

   6%, 8/1/2014                                                                               2,250,000                2,272,680

   5.875%, 2/1/2016                                                                           2,500,000                2,482,075

   6%, 8/1/2017                                                                               3,000,000                3,004,950

   6%, 5/15/2018                                                                              4,300,000                4,301,677

   7%, 2/1/2020 (Prerefunded 2/1/2002)                                                        2,910,000  (a)           3,045,606

   7%, 2/1/2020                                                                               5,930,000                6,168,089

   6%, 5/15/2020                                                                              3,500,000                3,469,760

   5%, 3/15/2021                                                                              3,125,000                2,671,969

   6%, 5/15/2021                                                                              2,500,000                2,472,025

   7.50%, 8/1/2021 (Prerefunded 8/1/2002)                                                     4,800,000  (a)           5,121,552


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   5.50%, 5/15/2024                                                                           5,000,000                4,604,000

   5.875%, 8/1/2024 (Insured; MBIA)                                                          15,700,000               15,361,665

   6.125%, 8/1/2025                                                                          12,250,000               12,186,545

   6%, 10/15/2026                                                                             2,305,000                2,252,607

New York City Health and Hospital Corp., Health System

   Revenue 5.25%, 2/15/2017                                                                   3,000,000                2,675,670

New York City Industrial Development Agency:

  IDR:

    (Brooklyn Navy Yard Cogen Partners):

         6.20%, 10/1/2022                                                                     2,750,000                2,615,965

         5.65%, 10/1/2028                                                                    12,500,000               10,606,375

         5.75%, 10/1/2036                                                                     9,000,000                7,636,950

      (Field Hotel Association LP) 6%, 11/1/2028                                             13,525,000               11,394,271

   Special Facilities Revenue (1990 American Airlines Inc.

      Project) 5.40%, 7/1/2020                                                                9,000,000                7,578,270

New York City Municipal Water Finance Authority, Water

  and Sewer Systems Revenue:

      5.625%, 6/15/2011                                                                      16,000,000               15,999,520

      7%, 6/15/2015 (Prerefunded 6/15/2001)                                                   5,655,000  (a)           5,844,329

      5.625%, 6/15/2019 (Insured; MBIA)                                                      17,335,000               16,803,162

      5.75%, 6/15/2029 (Insured; MBIA)                                                       11,000,000               10,572,650

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      5.25%, 11/15/2011                                                                       5,000,000                4,880,150

      5.25%, 11/15/2012                                                                       5,000,000                4,833,550

      6%, 8/15/2016 (Insured; FGIC)                                                           5,000,000                5,112,050

      5.75%, 8/15/2019                                                                        5,000,000                4,916,800

State of New York:

   5.625%, 8/15/2009                                                                         15,000,000               15,175,650

   5.70%, 8/15/2011                                                                           4,500,000                4,542,165

   6.125%, 11/15/2011                                                                         3,130,000                3,246,499

   5.80%, 10/1/2013                                                                           4,715,000                4,763,046

   5.875%, 3/15/2014                                                                          3,000,000                3,024,720

   5.50%, 7/15/2016                                                                          11,165,000               10,822,123

New York State Dormitory Authority, Revenues:

   6.30%, 5/15/2011                                                                           9,950,000  (b,c)        10,392,974

   (City University Systems):

      5.25%, 7/1/2008 (Insured; FGIC)                                                           200,000                  199,146

      5.103%, 7/1/2008 (Insured; FGIC)                                                        4,900,000  (b,c)         4,858,154

      5.303%, 7/1/2008 (Insured; FGIC)                                                        3,950,000  (b,c)         3,938,940

      5.35%, 7/1/2009 (Insured; FGIC)                                                           200,000                  199,720

      5.375%, 7/1/2014 (Insured; FGIC)                                                        6,500,000                6,293,950

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  (City University Systems) (continued):

      5.50%, 7/1/2016 (Insured; AMBAC)                                                       24,000,000               23,288,880

      5.625%, 7/1/2016 (Insured; FGIC)                                                        9,120,000                9,090,816

   Health, Hospital and Nursing Home:

      (Center for Nursing) 5.45%, 8/1/2017                                                    2,110,000                2,004,922

      (Frances Schervier Home)

         5.50%, 7/1/2017 (Insured; AGIC)                                                      4,000,000                3,761,400

      (Interfaith Medical Center):

         5.375%, 2/15/2013                                                                    4,580,000                4,321,734

         5.375%, 2/15/2015                                                                    5,065,000                4,695,052

      (Memorial Sloan Kettering Cancer Center)

         5.75%, 7/1/2020 (Insured; MBIA)                                                      3,000,000                2,962,920

      (Menorah Campus):

         5.95%, 2/1/2017 (Insured; FHA)                                                       3,000,000                3,007,950

         6.10%, 2/1/2037 (Insured; FHA)                                                       8,300,000                8,237,833

      (Mental Health Services Facilities)

         5.125%, 8/15/2014 (Insured; MBIA)                                                    2,200,000                2,064,502

      (Miriam Osborne Memorial Home)

         6.875%, 7/1/2025 (Insured ACA)                                                       6,105,000                6,459,395

      (North Shore University Hospital at Forest Hills):

         5.50%, 11/1/2013 (Insured; MBIA)                                                     2,625,000                2,611,324

         5.50%, 11/1/2014 (Insured; MBIA)                                                     1,000,000                  989,660

   (New York Medical College)

      6.875%, 7/1/2021 (Insured; FGIC)                                                       19,310,000               20,392,905

   (Special Act School Districts Program)

      5.25%, 7/1/2013 (Insured; FSA)                                                          3,000,000                2,880,540

   (State University Dormitory Facilities) 4.875%, 7/1/2000                                   3,665,000                3,665,367

   (State University Educational Facilities):

      5.875%, 5/15/2011                                                                         100,000                  102,308

      7.50%, 5/15/2011                                                                        3,750,000                4,214,775

      5.50%, 5/15/2013                                                                       13,000,000               12,781,210

      5.50%, 5/15/2013 (Insured; FGIC)                                                        6,035,000                6,026,491

New York State Energy Research and Development

  Authority:

    Electric Facilities Revenue:

         (Consolidated Edison Co. Project)

            7.125%, 12/1/2029                                                                13,000,000               13,870,480

         (Long Island Lighting Company Project):

            7.15%, 9/1/2019                                                                   8,930,000                9,431,330

            6.90%, 8/1/2022                                                                   1,715,000                1,775,334

            6.90%, 8/1/2022 (Prerefunded 1/21/2003)                                           1,295,000  (a)           1,370,123

            5.30%, 8/1/2025                                                                   5,200,000                4,473,196

      PCR (Central Hudson Gas)

         5.45%, 8/1/2027 (Insured; AMBAC)                                                     9,000,000                8,291,250


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp.,

  State Water Pollution Control Revolving

  Fund Revenue (New York City Municipal

  Water Finance Authority Project):

      6.875%, 6/15/2010 (Prerefunded 6/15/2001)                                              10,800,000  (a)          11,251,116

      6.875%, 6/15/2010                                                                       2,540,000                2,637,942

      7.25%, 6/15/2010 (Prerefunded 6/15/2001)                                               15,500,000  (a)          16,205,715

      7.25%, 6/15/2010                                                                          565,000                  589,199

      7%, 6/15/2012 (Prerefunded 6/15/2001)                                                   6,105,000  (a)           6,367,637

      7%, 6/15/2012                                                                             555,000                  576,423

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 5/1/2008                                                                10,000                   10,192

   Homeowner Mortgage:

      8.55%, 10/1/2019                                                                        5,340,000  (b,c)         5,597,441

      7.063%, 10/1/2026                                                                      14,000,000  (b,c)        13,915,860

   Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                                          13,120,000               13,349,600

   Multi-Family Housing Secured Mortgage:

      6.721%, 5/1/2008 (Guaranteed; SONYMA)                                                   4,995,000  (b,c)         5,186,408

      6.95%, 8/15/2024 (Insured; FHA)                                                         2,785,000                2,834,183

   Service Contract Obligation

      5.375%, 9/15/2011 (Insured; MBIA)                                                       6,870,000                6,761,042

New York State Local Government Assistance Corp.:

   5%, 4/1/2012 (Insured; FGIC)                                                                 105,000                   99,376

   4.81%, 4/1/2012                                                                            6,900,000  (b,c)         6,161,010

   6%, 4/1/2024                                                                               6,905,000                6,805,361

New York State Medical Care Facilities Finance Agency, Revenue:

    (Montefiore Medical Center)

         5.75%, 2/15/2015 (Insured; AMBAC)                                                    8,750,000                8,701,963

      (New York Hospital)

         6.50%, 8/15/2029 (Insured; AMBAC)                                                   12,000,000               12,906,720

   Hospital and Nursing Home FHA Insured Mortgage:

      6.45%, 2/15/2009

         (Prerefunded 2/15/2003) (Insured; FHA)                                               5,720,000  (a)           6,011,377

      6.125%, 2/15/2015                                                                      13,270,000               13,497,979

      (Saint Luke's and Waterfront Nursing Homes):

         6.85%, 2/15/2012 (Insured; FHA)                                                      5,260,000                5,477,764

         6.85%, 2/15/2012 (Insured; FHA)

            (Prerefunded 2/15/2002)                                                             585,000  (a)             612,992

   Insured Long Term Health Care

      6.45%, 11/1/2010 (Insured; FSA)                                                        10,875,000               11,278,898

   Mental Health Services 6%, 2/15/2025

      (Insured; MBIA) (Prerefunded 2/15/2005)                                                 8,710,000  (a)           9,172,849

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency, Homeowner Mortgage,

  Revenue:

      5.10%, 10/1/2007                                                                          150,000                  146,744

      4.863%, 10/1/2007                                                                         860,000  (b,c)           822,659

      5.40%, 10/1/2010                                                                          160,000                  156,912

      5.463%, 10/1/2010                                                                       1,380,000  (b,c)         1,326,746

      5.55%, 10/1/2012                                                                          190,000                  185,906

      5.763%, 10/1/2012                                                                       2,405,000  (b,c)         2,301,345

      6%, 4/1/2017                                                                            6,000,000                5,961,720

      6.60%, 10/1/2019                                                                            5,000                    5,121

      6%, 10/1/2022                                                                           5,000,000                4,891,250

      6.20%, 10/1/2026                                                                          100,000                   99,732

      5.80%, 10/1/2028                                                                        8,985,000                8,466,206

      5.85%, 10/1/2028                                                                        9,940,000                9,436,837

      5.40%, 4/1/2029                                                                        10,000,000                8,847,900

New York State Power Authority, Revenue and General

   Purpose 6.625%, 1/1/2012 (Prerefunded 1/1/2002)                                            6,490,000  (a)           6,786,074

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      5.50%, 4/1/2004                                                                           250,000                  251,393

      5.457%, 4/1/2004                                                                        3,875,000  (b,c)         3,918,168

      5%, 4/1/2006                                                                              250,000                  244,120

      4.457%, 4/1/2006                                                                       10,660,000  (b,c)        10,158,554

      6%, 4/1/2011                                                                            5,000,000                5,090,350

      6%, 4/1/2012                                                                            6,195,000                6,285,509

      5.75%, 4/1/2013 (Insured; MBIA)                                                         7,185,000                7,482,818

      5.75%, 4/1/2016 (Insured; MBIA)                                                        35,950,000               35,854,373

New York State Urban Development Corp.

   Correctional Capital Facilities

      5.625%, 1/1/2017 (Insured; FSA)                                                         6,865,000                6,712,734

   Local or Guaranteed Housing

      5.50%, 7/1/2016 (Insured; FHA)                                                         13,250,000               12,857,403

   State Facilities 5.70%, 4/1/2020 (Insured; MBIA)                                          20,000,000               19,637,200

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           1,800,000                1,676,394

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.70%, 1/1/2028                                                  4,600,000                3,568,496

Port Authority of New York and New Jersey:

   (Consolidated Bond 93rd Series) 6.125%, 6/1/2094                                          15,000,000               15,440,100

   (Consolidated Bond 99th Series):

      5.90%, 11/1/2012 (Insured; FGIC)                                                        6,840,000                6,943,079

      6%, 11/1/2013 (Insured; FGIC)                                                           5,810,000                5,916,497



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey (continued):

  (Consolidated Bond 112th Series)

      5.25%, 12/1/2012 (Insured; FGIC)                                                        6,455,000                6,211,776

   (Consolidated Bond 118th Series):

      5.20%, 9/15/2012 (Insured; FGIC)                                                        6,750,000                6,518,205

      5.25%, 9/15/2013 (Insured; FGIC)                                                        6,750,000                6,490,260

   (Consolidated Bond 125th Series)

      5%, 12/1/2010                                                                           2,505,000                2,403,197

   Special Obligation Revenue

      (JFK International Air Terminal-6):

         6.25%, 12/1/2013 (Insured; MBIA)                                                     6,000,000                6,368,940

         6.25%, 12/1/2014 (Insured; MBIA)                                                    10,000,000               10,593,600

         5.75%, 12/1/2022 (Insured; MBIA)                                                    24,000,000               23,078,400

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project):

      6.10%, 7/1/2018                                                                         1,400,000                1,191,022

      6.15%, 7/1/2028                                                                         3,880,000                3,209,381

      6.20%, 7/1/2038                                                                        13,000,000               10,669,360

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility):

      5.30%, 1/1/2013                                                                         2,250,000                2,005,088

      5.50%, 1/1/2023                                                                         3,500,000                2,948,365

   Solid Waste Disposal Facilities Revenue,

      (Ogden Martin Systems):

         5.75%, 10/1/2006 (Insured; AMBAC)                                                       25,000                   25,590

         6.87%, 10/1/2006 (Insured; AMBAC)                                                    4,925,000  (b,c)         5,157,362

Tompkins County Industrial Development Agency, Civic

  Facility Revenue (Ithacare Center Project)

   6.20%, 2/1/2037 (Insured; FHA)                                                             6,000,000                6,026,880

Triborough Bridge and Tunnel Authority,

  General Purpose Revenues:

      5%, 1/1/2014                                                                            5,000,000                4,701,200

      5.30%, 1/1/2017                                                                         9,185,000                8,603,773

      5.375%, 1/1/2019                                                                        5,400,000                5,039,010

      5.50%, 1/1/2030                                                                        10,540,000                9,698,170

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                         11,000,000               10,886,370

United Nations Development Corporation, Revenue:

  Senior Lien:

      5.10%, 7/1/2008                                                                           120,000                  116,083

      4.691%, 7/1/2008                                                                        1,345,000  (b,c)         1,256,512

      5.20%, 7/1/2009                                                                           120,000                  116,008

      4.891%, 7/1/2009                                                                        1,540,000  (b,c)         1,436,250

      5.40%, 7/1/2014                                                                           105,000                   99,242

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

United Nations Development Corporation, Revenue (continued):

  Senior Lien (continued):

      5.291%, 7/1/2014                                                                          490,000  (b,c)           435,713

      5.60%, 7/1/2026                                                                         5,995,000                5,435,786

   Subordinated Lien:

      5.291%, 7/1/2014                                                                        1,315,000  (b,c)         1,169,311

      5.40%, 7/1/2014                                                                           120,000                  113,419

Watervliet Housing Authority, Residential Housing

  Revenue (Beltrone Living Center Project):

      6%, 6/1/2028                                                                            1,800,000                1,513,206

      6.125%, 6/1/2038                                                                        6,800,000                5,629,312

Yonkers Industrial Development Agency, Civic Facilities

  Revenue (Saint Joseph's Hospital):

      6.15%, Series A 3/1/2015                                                                1,000,000                  870,050

      6.15%, Series C 3/1/2015                                                                3,500,000                3,045,175

U.S. RELATED--4.0%

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2010 (Insured; FSA)                                                               500,000                  512,225

   6.237%, 7/1/2010 (Insured; FSA)                                                            4,800,000  (b,c)         5,034,672

   5.50%, 7/1/2012 (Insured; MBIA)                                                           10,000,000               10,091,800

   Zero Coupon, 7/1/2015 (Insured; MBIA)                                                      5,000,000                2,113,850

   6%, 7/1/2015 (Insured; MBIA)                                                               3,000,000                3,150,660

   6%, 7/1/2026                                                                               5,000,000                5,352,400

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 5,000,000  (a)           5,266,400

      6%, 7/1/2022                                                                            9,500,000               10,100,685

      5%, 7/1/2036                                                                            8,500,000                7,085,600

Puerto Rico Public Buildings Authority, Public

  Education and Health Facilities, Lease Revenue

  5.75%, 7/1/2015

   (Guaranteed; Commonwealth of Puerto Rico)                                                  4,250,000                4,252,550

Virgin Islands Port Authority, Airport Revenue

   4.20%, 9/1/2002                                                                            2,720,000                2,631,056

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,339,420,322)                                                                                           1,322,826,025



                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS--3.7%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City, VRDN:

   4.40% (LOC; Chase Manhattan Bank)                                                          5,000,000  (d)           5,000,000

   4.40% (LOC; KBC Bank N.V.)                                                                 4,500,000  (d)           4,500,000

   4.45% (LOC; Morgan Guaranty Trust Co.)                                                     4,900,000  (d)           4,900,000

   4.45% (LOC; Morgan Guaranty Trust Co.)                                                     1,550,000  (d)           1,550,000

   4.40% (Insured; MBIA, SBPA; Bank of Nova Scotia)                                           6,500,000  (d)           6,500,000

   4.40% (Insured; MBIA, SBPA; Credit Agricole Indosuez)                                      2,400,000  (d)           2,400,000

New York City Municipal Water Finance Authority, Water

  and Sewer Systems Revenue, VRDN

   4.40% (Insured; FGIC, SBPA; FGIC)                                                         18,700,000  (d)          18,700,000

New York State Energy Research and Development

  Authority, PCR, VRDN (New York State Electric

   and Gas) 4.50%                                                                             5,000,000  (d)           5,000,000

Port Authority of New York and New Jersey, Special

  Obligation Revenue, VRDN

   4.45% (SBPA; Bank of Nova Scotia)                                                          3,300,000  (d)           3,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $51,850,000)                                                                                                 51,850,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,391,270,322)                                                                          99.0%            1,374,676,025

CASH AND RECEIVABLES (NET)                                                                         1.0%               13,275,989

NET ASSETS                                                                                       100.0%            1,387,952,014

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AGIC                      Asset Guaranty Insurance
                             Company

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

SONYMA                    State of New York Mortgage
                             Agency

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.0

AA                               Aa                              AA                                               16.3

A                                A                               A                                                27.0

BBB                              Baa                             BBB                                               3.0

F1                               MIG1                            SP1                                               3.8

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      7.9

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2000, THESE SECURITIES AMOUNTED TO $143,713,762 OR 10.4% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POORS HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,391,270,322  1,374,676,02

Cash                                                                  1,292,840

Interest receivable                                                  25,269,253

Receivable for investment securities sold                             2,045,156

Receivable for shares of Common Stock subscribed                        112,477

Prepaid expenses                                                          9,559

                                                                  1,403,405,310
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           660,528

Payable for investment securities purchased                          14,581,170

Payable for shares of Common Stock redeemed                              34,005

Accrued expenses                                                        177,593

                                                                     15,453,296
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,387,952,01
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,411,293,59

Accumulated net realized gain (loss) on investments                 (6,747,284)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (16,594,297)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,387,952,014
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      98,949,288

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          14.03

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     84,699,937

EXPENSES:

Management fee--Note 3(a)                                            8,808,820

Shareholder servicing costs--Note 3(b)                               2,609,302

Custodian fees                                                          86,978

Professional fees                                                       56,377

Directors' fees and expenses--Note 3(c)                                 48,677

Prospectus and shareholders' reports                                    40,911

Registration fees                                                       23,324

Loan commitment fees--Note 2                                            13,996

Miscellaneous                                                           61,406

TOTAL EXPENSES                                                      11,749,791

Less--reduction in management fee due to undertaking--Note 3(a)      (724,769)

NET EXPENSES                                                        11,025,022

INVESTMENT INCOME--NET                                              73,674,915
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,174,980)

Net unrealized appreciation (depreciation) on investments        (110,965,650)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (114,140,630)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (40,465,715)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                           -------------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         73,674,915           78,682,770

Net realized gain (loss) on investments       (3,174,980)           14,895,176

Net unrealized appreciation (depreciation)
   on investments                           (110,965,650)         (20,662,130)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (40,465,715)           72,915,816
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (74,304,451)         (78,484,913)

Net realized gain on investments             (13,749,867)         (14,454,384)

TOTAL DIVIDENDS                              (88,054,318)         (92,939,297)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 189,109,474          397,489,518

Dividends reinvested                           62,838,234           65,752,265

Cost of shares redeemed                     (337,588,572)        (513,298,230)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (85,640,864)         (50,056,447)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (214,160,897)         (70,079,928)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,602,112,911        1,672,192,839

END OF PERIOD                               1,387,952,014        1,602,112,911

Undistributed investment income-net                    --              629,536
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    13,148,702           25,567,907

Shares issued for dividends reinvested          4,371,679            4,224,063

Shares redeemed                              (23,464,596)         (33,021,965)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,944,215)         (3,229,995)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended May 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.27          15.47          14.97          14.64         15.19

Investment Operations:

Investment income--net                                            .72            .74            .75            .76           .79

Net realized and unrealized
   gain (loss) on investments                                   (1.10)          (.06)           .63            .41          (.51)

Total from Investment Operations                                 (.38)           .68           1.38           1.17           .28

Distributions:

Dividends from investment income--net                           (.73)          (.74)          (.74)         (.76)          (.79)

Dividends from net realized gain
   on investments                                               (.13)          (.14)          (.14)         (.08)          (.04)

Total Distributions                                             (.86)          (.88)          (.88)         (.84)          (.83)

Net asset value, end of period                                  14.03         15.27          15.47          14.97         14.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (2.44)          4.47           9.36           8.14          1.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .75            .75            .73            .74           .71

Ratio of net investment income
   to average net assets                                        5.02           4.77           4.86           5.10          5.24

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       .05            .01            .00(a)          --            --

Portfolio Turnover Rate                                        37.67          20.77           35.86          74.46         81.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,387,952     1,602,113       1,672,193      1,702,686     1,698,678

(A) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $31,136 during the period ended May 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The  fund  participates  with  other  Dreyfus-managed  funds  in  a $500 million
redemption    credit    facility   (the   "Facility"  ) to   be   utilized   fo

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken, from June 1, 1999 through May 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $724,769 during the period ended May 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $1,947,382 pursuant to the Shareholder
Services    Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $438,588 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2000, redemption fees charged and retained by the fund amounted to $4,739. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to
$536,091,456    and    $667,127,415,    respectively.

At  May  31,  2000,  accumulated  net unrealized depreciation on investments was
$16,594,297,   consisting  of  $19,533,000  gross  unrealized  appreciation  and
$36,127,297 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus New York Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 5, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2000:

       --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

--the fund hereby designates $.1322 per share as a long-term capital gain distribution of the $.1339 per share paid on December 9, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


NOTES

                                                           For More Information

                        Dreyfus New York Tax Exempt Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   980AR005